SECOND QUARTER 2012

FINANCIAL SUPPLEMENT

ALLY FINANCIAL INC. FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION

The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s 2011 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.

This information is preliminary and based on company data available at the time of the presentation

In the presentation that follows and related comments by Ally Financial Inc. (“Ally”) management, the use of the words “expect,” “anticipate,” “estimate,” “forecast,” “initiative,” “objective,” “plan,” “goal,” “project,” “outlook,” “priorities,” “target,” “intend,” “evaluate,” “pursue,” “seek,” “may,” “would ” “could ” “should ” “believe ” “potential ” “continue ” would, could, should, believe, potential, continue, or similar expressions is intended to identify forward-looking statements. All statements herein and in related management comments, other than statements of historical fact, including without limitation, statements about future events and financial performance, are forward-looking statements that involve certain risks and uncertainties. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and Ally’s actual results may differ materially due to numerous important factors that are described in the most recent reports on SEC Forms 10-K and 10-Q for Ally, each of which may be revised or supplemented in subsequent reports filed with the SEC. Such factors include, among others, the following: maintaining the mutually beneficial relationship between Ally and General Motors (“GM”), and Ally and Chrysler Group LLC (“Chrysler”); the profitability and financial condition of GM and Chrysler; bankruptcy court approval of the plan and settlement related to the bankruptcy filings by Residential Capital, LLC and certain of its subsidiaries; our ability to realize the anticipated benefits associated with being a bank holding company, and the increased regulation and restrictions that we are now subject to; the potential for deterioration in the residual value of off-lease vehicles; disruptions in the market in which we fund our operations, with resulting negative impact on our liquidity; changes in our accounting assumptions that may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; changes in the credit ratings of Ally, Chrysler, or GM; changes in economic conditions, currency exchange rates or political stability in the markets in which we operate; and changes in the existing or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations (including as a result of the Dodd-Frank Act and Basel III).

Investors are cautioned not to place undue reliance on forward-looking statements. Ally undertakes no obligation to update publicly or otherwise revise any forward-looking statements except where expressly required by law. Reconciliation of non-GAAP financial measures included within this presentation are provided in this presentation.

Use of the term “loans” describes products associated with direct and indirect lending activities of Ally’s global operations. The specific products include retail installment sales contracts, loans, lines of credit, leases or other financing products. The term “originate” refers to Ally’s purchase, acquisition or direct origination of various “loan” products.

2Q 2012 Preliminary Results	2

ALLY FINANCIAL INC. TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	4
Consolidated Income Statement	5
Consolidated Period-End Balance Sheet	6
Consolidated Average Balance Sheet	7

Segment Detail
Segment Highlights	8
North American Automotive Finance	9-10
International Automotive Finance	11-12
Insurance	13
Mortgage Operations	14
Corporate and Other	15

Credit Related Information	16-18

Supplemental Detail
Capital	19
Liquidity	20
Deposits	21
Ally Bank Consumer Mortgage HFI Portfolio	22
Mortgage Repurchase Outstanding Claims	23
Ownership	24

2Q 2012 Preliminary Results	3

ALLY FINANCIAL INC. CONSOLIDATED FINANCIAL HIGHLIGHTS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.
Selected Income Statement Data	2Q 12	1Q 12	4Q 11	3Q 11	2Q 11	1Q 12	2Q 11
Net financing revenue (ex. OID)	$878	$777	$743	$832	$972	$101	$(94)
Total other revenue (ex. OID)	928	1,187	977	554	1,077	(259)	(149)
Total net revenue (ex. OID)	1,806	1,964	1,720	1,386	2,049	(158)	(243)
Provision for loan losses	29	140	6	50	50	(111)	(21)
Controllable expenses (1)	792	906	965	731	825	(114)	(33)
Other noninterest expenses	1,738	444	729	486	709	1,294	1,029
Core pre-tax (loss) income (2)	$(753)	$474	$20	$119	$465	$(1,226)	$(1,217)
Core OID amortization expense (3) (4)	96	108	137	225	274	(11)	(177)
Income tax expense	15	64	73	93	83	(49)	(68)
(Loss) income from discontinued operations	(34)	8	(16)	(11)	5	(42)	(39)
Net (loss) income	$(898)	$310	$(206)	$(210)	$113	$(1,208)	$(1,011)

Selected Balance Sheet Data (Period-End)
Total assets	$178,560	$186,350	$184,059	$181,956	$178,889	$(7,790)	$(329)
Consumer loans (5)	77,959	78,004	74,287	70,815	70,093	(45)	7,866
Commercial loans (6)	41,954	41,814	40,468	37,897	40,632	140	1,322
Allowance balance	(1,427)	(1,546)	(1,503)	(1,621)	(1,739)	119	312
Deposits	47,992	47,206	45,050	44,326	42,262	786	5,730
Common equity (7)	11,423	12,727	12,431	12,792	13,483	(1,304)	(2,060)
Total equity	18,363	19,667	19,371	19,732	20,423	(1,304)	(2,060)

Select Financial Ratios
Net interest margin (8)	2.2%	1.9%	1.8%	2.1%	2.5%
Return on average total equity (annualized)	-18.9%	6.4%	-4.2%	-4.2%	2.2%
Return on average assets (annualized)	-1.9%	0.7%	-0.4%	-0.5%	0.3%

Capital Ratios
Tier 1 capital ratio	13.7%	13.5%	13.7%	14.3%	14.6%
Tier 1 common capital ratio (9)	7.3%	7.5%	7.6%	8.0%	8.4%
Total risk-based capital ratio	14.7%	14.5%	14.7%	15.5%	15.9%

(1)	Includes employee related costs, consulting and legal fees, marketing, information technology, facility, portfolio servicing and restructuring expenses

(2)	Core pre-tax income (loss) is a non-GAAP financial measure. It is defined as income from continuing operations before taxes and primarily bond exchange original issue discount ("OID") amortization expense

(3)	Includes $20 million of accelerated OID amortization in 2Q11

(4)	Core OID excludes IO and 2010 issuances

(5)	These amounts exclude loans held-for-sale

(6)	Includes notes receivable from General Motors

(7)	Includes common stock and paid-in capital, accumulated deficit and accumulated other comprehensive income

(8)	Excludes OID amortization expense. The impact of historical financial statement restatements for discontinued operations are not reflected in prior periods

(9)	Tier 1 common capital ratio is a non-GAAP measurement. Refer to page 19 for additional details

2Q 2012 Preliminary Results	4

ALLY FINANCIAL INC. CONSOLIDATED INCOME STATEMENT

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.
	2Q 12	1Q 12	4Q 11	3Q 11	2Q 11	1Q 12	2Q 11
Financing revenue and other interest income
Interest and fees on finance receivables and loans (1)	$1,691	$1,678	$1,659	$1,680	$1,675	$13	$16
Interest on loans held-for-sale	36	73	76	86	86	(37)	(50)
Interest on trading securities	2	11	9	4	3	(9)	(1)
Interest and dividends on available-for-sale investment securities	86	84	87	102	106	2	(20)
Interest-bearing cash	18	14	13	14	15	4	3
Operating leases	579	540	515	530	598	39	(19)
Total financing revenue and other interest income	2,412	2,400	2,359	2,416	2,483	12	(71)
Interest expense
Interest on deposits	184	186	184	179	171	(2)	13
Interest on short-term borrowings	60	75	74	61	87	(15)	(27)
Interest on long-term debt	1,068	1,177	1,179	1,293	1,331	(109)	(263)
Total interest expense	1,312	1,438	1,437	1,533	1,589	(126)	(277)
Depreciation expense on operating lease assets	318	293	316	276	176	25	142
Net financing revenue	782	669	606	607	718	113	64
Other revenue
Servicing fees	216	310	325	335	341	(94)	(125)
Servicing asset valuation and hedge activities, net	(73)	9	(126)	(471)	(105)	(82)	32
Total servicing income, net	143	319	199	(136)	236	(176)	(93)
Insurance premiums and service revenue earned	359	375	385	390	399	(16)	(40)
Gain on mortgage and automotive loans, net	134	126	169	95	116	8	18
Loss on extinguishment of debt	-	-	-	-	(25)	-	25
Other gain on investments, net	66	90	43	75	92	(24)	(26)
Other income, net of losses	226	277	181	130	239	(51)	(13)
Total other revenue	928	1,187	977	554	1,057	(259)	(129)
Total net revenue	1,710	1,856	1,583	1,161	1,775	(146)	(65)
Provision for loan losses	29	140	6	50	50	(111)	(21)
Noninterest expense
Compensation and benefits expense	389	475	442	293	415	(86)	(26)
Insurance losses and loss adjustment expenses	208	159	146	170	227	49	(19)
Other operating expenses	1,933	716	1,106	754	892	1,217	1,041
Total noninterest expense	2,530	1,350	1,694	1,217	1,534	1,180	996
(Loss) income from continuing operations before income tax expense (benefit)	(849)	366	(117)	(106)	191	(1,215)	(1,040)
Income tax expense from continuing operations	15	64	73	93	83	(49)	(68)
Net (loss) income from continuing operations	(864)	302	(190)	(199)	108	(1,166)	(972)
(Loss) income from discontinued operations, net of tax	(34)	8	(16)	(11)	5	(42)	(39)
Net (loss) income	$(898)	$310	$(206)	$(210)	$113	$(1,208)	$(1,011)

(1)	Includes other interest income, net

2Q 2012 Preliminary Results	5

ALLY FINANCIAL INC. CONSOLIDATED PERIOD-END BALANCE SHEET

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.
Assets	6/30/2012	3/31/2012	12/31/2011	9/30/2011	6/30/2011	3/31/2012	6/30/2011
Cash and cash equivalents
Noninterest-bearing	$2,106	$2,279	$2,475	$1,517	$2,039	$(173)	$67
Interest-bearing	14,020	10,800	10,560	14,885	12,862	3,220	1,158
Total cash and cash equivalents	16,126	13,079	13,035	16,402	14,901	3,047	1,225
Trading assets	-	895	622	503	311	(895)	(311)
Investment securities	13,366	14,942	15,135	13,981	15,961	(1,576)	(2,595)
Loans held-for-sale, net	2,000	6,670	8,557	8,745	7,168	(4,670)	(5,168)
Finance receivables and loans, net
Finance receivables and loans, net	119,913	119,818	114,755	108,712	110,725	95	9,188
Allowance for loan losses	(1,427)	(1,546)	(1,503)	(1,621)	(1,739)	119	312
Total finance receivables and loans, net	118,486	118,272	113,252	107,091	108,986	214	9,500
Investment in operating leases, net	11,197	10,048	9,275	9,052	9,015	1,149	2,182
Mortgage servicing rights	1,105	2,595	2,519	2,663	3,701	(1,490)	(2,596)
Premiums receivables and other insurance assets	1,887	1,876	1,853	2,026	2,124	11	(237)
Other assets	14,010	16,965	18,741	21,540	16,770	(2,955)	(2,760)
Assets of operations held-for-sale	383	1,008	1,070	(47)	(48)	(625)	431
Total assets	$178,560	$186,350	$184,059	$181,956	$178,889	$(7,790)	$(329)

Liabilities
Deposit liabilities
Noninterest-bearing	$2,411	$2,314	$2,029	$2,704	$2,405	$97	$6
Interest-bearing	45,581	44,892	43,021	41,622	39,857	689	5,724
Total deposit liabilities	47,992	47,206	45,050	44,326	42,262	786	5,730
Short-term borrowings	6,010	7,203	7,680	5,933	7,130	(1,193)	(1,120)
Long-term debt	91,096	93,990	92,794	90,546	91,723	(2,894)	(627)
Interest payable	1,552	1,675	1,587	1,712	1,734	(123)	(182)
Unearned insurance premiums and service revenue	2,631	2,632	2,576	2,757	2,845	(1)	(214)
Reserves for insurance losses and loss adjustment expenses	477	565	580	690	782	(88)	(305)
Accrued expense and other liabilities	10,198	13,089	14,084	16,260	11,990	(2,891)	(1,792)
Liabilities of operations held-for-sale	241	323	337	-	-	(82)	241
Total liabilities	$160,197	$166,683	$164,688	$162,224	$158,466	$(6,486)	$1,731

Equity
Common stock and paid-in capital	$19,668	$19,668	$19,668	$19,668	$19,668	$0	$(0)
Mandatorily convertible preferred stock held by U.S. Department of Treasury	5,685	5,685	5,685	5,685	5,685	-	-
Preferred stock	1,255	1,255	1,255	1,255	1,255	-	-
Accumulated deficit	(8,313)	(7,215)	(7,324)	(6,918)	(6,508)	(1,098)	(1,805)
Accumulated other comprehensive income	68	274	86	42	323	(206)	(255)
Total equity	18,363	19,667	19,371	19,732	20,423	(1,304)	(2,060)
Total liabilities and equity	$178,560	$186,350	$184,059	$181,956	$178,889	$(7,790)	$(329)

2Q 2012 Preliminary Results	6

ALLY FINANCIAL INC. CONSOLIDATED AVERAGE BALANCE SHEET (1)

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.
Assets	6/30/2012	3/31/2012	12/31/2011	9/30/2011	6/30/2011	3/31/2012	6/30/2011
Interest-bearing cash and cash equivalents	$12,589	$10,641	$11,187	$13,373	$11,910	$1,948	$679
Trading assets	114	990	647	351	146	(876)	(32)
Investment securities	13,239	13,704	15,487	13,814	14,311	(465)	(1,072)
Loans held-for-sale, net	4,310	7,754	10,588	9,654	8,320	(3,444)	(4,010)
Total finance receivables and loans, net (2)	121,834	117,482	114,069	112,478	111,543	4,352	10,291
Investment in operating leases, net	10,619	9,649	9,129	9,040	9,004	970	1,615
Total interest earning assets	162,705	160,220	161,107	158,710	155,234	2,485	7,471
Noninterest-bearing cash and cash equivalents	2,695	2,004	1,841	1,321	1,020	691	1,675
Other assets	20,678	23,796	23,350	27,565	23,966	(3,118)	(3,288)
Allowance for loan losses	(1,496)	(1,528)	(1,609)	(1,737)	(1,816)	32	320
Total assets	$184,582	$184,492	$184,689	$185,859	$178,404	$90	$6,178

Liabilities
Interest-bearing deposit liabilities	$45,329	$44,796	$43,823	$42,131	$40,386	$533	$4,943
Short-term borrowings	6,853	6,905	7,137	7,320	7,280	(52)	(427)
Long-term debt (3)	94,092	91,558	91,590	92,313	90,606	2,534	3,486
Total interest-bearing liabilities (3)	146,274	143,259	142,550	141,764	138,272	3,015	8,002
Noninterest-bearing deposit liabilities	2,279	2,141	2,374	2,509	2,170	138	109
Other liabilities	17,071	19,612	20,156	21,529	17,517	(2,541)	(446)
Total liabilities	$165,624	$165,012	$165,080	$165,802	$157,959	$612	$7,665

Equity
Total equity	$18,958	$19,480	$19,609	$20,057	$20,445	$(522)	$(1,487)
Total liabilities and equity	$184,582	$184,492	$184,689	$185,859	$178,404	$90	$6,178

Note: The impact of financial statement restatements for discontinued operations are not reflected in prior periods

(1)	Average balances are calculated using a combination of monthly and daily average methodologies

(2)	Nonperforming finance receivables and loans are included in the average balances net of unearned income, unamortized premiums and discounts, and deferred fees and costs

(3)	Average balance includes $1,960 million related to OID at June 30, 2012

2Q 2012 Preliminary Results	7

ALLY FINANCIAL INC. SEGMENT HIGHLIGHTS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.
	2Q 12	1Q 12	4Q 11	3Q 11	2Q 11	1Q 12	2Q 11
North American Automotive Finance	$631	$442	$478	$551	$559	$189	$72
International Automotive Finance	72	45	21	89	69	27	3
Insurance	43	124	93	111	72	(81)	(29)
Global Automotive Services	746	611	592	751	700	135	46
Mortgage Operations (1)	24	191	(258)	(409)	(125)	(167)	149
Corporate and Other (ex. OID) (2)	(1,523)	(328)	(314)	(223)	(110)	(1,195)	(1,413)
Core pre-tax income (3)	(753)	474	20	119	465	(1,227)	(1,218)
Core OID amortization expense (4)	96	108	137	225	274	(12)	(178)
Income tax expense	15	64	73	93	83	(49)	(68)
(Loss) income from discontinued operations	(34)	8	(16)	(11)	5	(42)	(39)
Net (loss) income	$(898)	$310	$(206)	$(210)	$113	$(1,208)	$(1,011)

(1)	Mortgage Operations includes ResCap results prior to the May 14, 2012 deconsolidation

(2)	Corporate and Other primarily consists of centralized corporate treasury and deposit gathering activities, such as management of the cash and corporate investment securities portfolios, short and long term debt, retail and brokered deposit liabilities, derivative instruments, the amortization of the discount associated with new debt issuances and bond exchanges, most notably from the December 2008 bond exchange, and the residual impacts of our corporate funds transfer pricing (FTP) and treasury asset liability management (ALM) activities. The segment also includes our Commercial Finance Group, certain equity investments and reclassifications and eliminations between the reportable operating segments. 2Q12 Corporate and Other includes the $1,192 million charge recorded for ResCap actions

(3)	Core pre-tax income is a non-GAAP financial measure. It is defined as income from continuing operations before taxes and primarily bond exchange OID amortization expense

(4)	Includes $20 million of accelerated OID amortization in 2Q11

2Q 2012 Preliminary Results	8

ALLY FINANCIAL INC. NORTH AMERICAN AUTO - CONDENSED FINANCIAL STATEMENTS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.
Income Statement	2Q 12	1Q 12	4Q 11	3Q 11	2Q 11	1Q 12	2Q 11
Net financing revenue
Consumer	$810	$763	$739	$718	$706	$47	$104
Commercial (1)	330	322	324	346	329	8	1
Loans held-for-sale	6	5	5	-	-	1	6
Operating leases	574	536	511	527	594	38	(20)
Other interest income	17	18	31	29	23	(1)	(6)
Total financing revenue and other interest income	1,737	1,644	1,610	1,620	1,652	93	85
Interest expense	585	578	591	590	604	7	(19)
Depreciation expense on operating lease assets	315	291	315	275	170	24	145
Net financing revenue	837	775	704	755	878	62	(41)
Other revenue
Servicing fees	30	30	35	39	42	-	(12)
Gain on automotive loans, net	39	-	-	33	15	39	24
Other income	45	49	49	54	57	(4)	(12)
Total other revenue	114	79	84	126	114	35	-
Total net revenue	951	854	788	881	992	97	(41)
Provision for loan losses	16	78	(33)	25	55	(62)	(39)
Noninterest expense
Compensation and benefits	108	119	115	92	111	(11)	(3)
Other operating expenses	196	215	228	213	267	(19)	(71)
Total noninterest expense	304	334	343	305	378	(30)	(74)
Income before income tax expense	$631	$442	$478	$551	$559	$189	$72

Balance Sheet (Period-End)
Loans held-for-sale	$623	$623	$425	$464	$-	$-	$623
Finance receivables and loans, net:
Consumer loans	58,310	57,075	54,076	50,507	48,925	1,235	9,385
Commercial loans	34,056	34,446	32,474	30,364	32,973	(390)	1,083
Allowance for loan losses	(713)	(756)	(736)	(838)	(897)	43	184
Total finance receivables and loans, net	$91,653	$90,765	$85,814	$80,033	$81,001	$888	$10,652
Investment in operating leases, net	11,095	9,957	9,198	8,844	8,751	1,138	2,344
Other assets	1,556	1,549	1,534	1,191	1,191	7	365
Total assets	$104,927	$102,894	$96,971	$90,532	$90,943	$2,033	$13,984

(1)	Includes interest on notes receivable from General Motors

2Q 2012 Preliminary Results	9

ALLY FINANCIAL INC. NORTH AMERICAN AUTO - KEY STATISTICS

	QUARTERLY TRENDS					CHANGE VS.
U.S. Market	2Q 12	1Q 12	4Q 11	3Q 11	2Q 11	1Q 12	2Q 11
SAAR (units in millions)	14.0	14.5	13.4	12.6	12.1	(0.4)	1.9
Industry light vehicle sales (units in millions)	3.8	3.5	3.2	3.2	3.3	0.3	0.5
GM market share	18.7%	17.6%	18.5%	20.2%	20.5%
Chrysler market share	11.5%	11.5%	11.1%	11.6%	10.8%

NAO Total Consumer Originations by Type ($ in billions)
New	$7.0	$6.2	$6.5	$7.1	$6.0	$0.8	$1.0
Lease	2.1	1.6	1.3	1.7	2.1	0.4	(0.0)
Used	2.6	2.7	2.3	2.4	2.2	(0.1)	0.4
Total NAO	$11.7	$10.5	$10.1	$11.1	$10.3	$1.1	$1.4

NAO Ally Consumer Penetration
GM	32.7%	31.7%	33.6%	32.7%	35.4%
Chrysler	26.1%	25.9%	25.6%	32.4%	27.2%

U.S. Ally Consumer Penetration
GM	31.6%	30.7%	31.8%	31.6%	36.5%
Chrysler	28.4%	28.0%	27.2%	35.2%	30.3%

U.S. Ally Consumer Originations (1) ($ in billions)
GM new retail subvented	$1.9	$1.7	$2.0	$1.5	$1.4	$0.2	$0.5
GM new retail standard	1.5	1.6	1.7	1.9	2.1	(0.1)	(0.6)
Chrysler new retail subvented	0.7	0.5	0.5	0.9	0.5	0.2	0.2
Chrysler new retail standard	1.1	1.1	1.0	1.2	0.9	0.1	0.3
Diversified new	0.6	0.5	0.4	0.4	0.4	0.1	0.2
Lease (2)	2.1	1.6	1.3	1.7	2.1	0.5	0.0
Used	2.6	2.6	2.3	2.3	2.1	(0.1)	0.4
Total U.S. originations	$10.5	$9.7	$9.2	$10.0	$9.5	$0.8	$1.1

NAO Ally Consumer Originations ($ in billions)
Total U.S. originations	$10.5	$9.7	$9.2	$10.0	$9.5	$0.8	$1.1
Total Canada originations	1.1	0.8	1.0	1.1	0.8	0.3	0.3
Total NAO originations	$11.7	$10.5	$10.1	$11.1	$10.3	$1.1	$1.4

U.S. Ally Consumer Originations - Additional Data
Number of contracts originated (# in thousands)	398	376	338	379	367	22	32
GM subvented (% based on # of new GM units originated) (3)	64%	59%	58%	54%	52%
Chrysler subvented (% based on # of new Chrysler units originated) (3)	53%	48%	48%	53%	54%
Average original term in months	68	67	66	66	65	1	3

U.S. Ally Floorplan (4)
GM penetration	71.2%	72.2%	73.9%	75.1%	79.3%
Chrysler penetration	60.5%	62.0%	63.3%	66.0%	68.1%
Floorplan outstandings (avg. $ in billions)	$27.3	$26.0	$24.9	$24.3	$25.1	$1.3	$2.1

NAO Ally Commercial ($ in billions) (4)
Floorplan outstandings	$31.0	$29.6	$28.7	$28.6	$29.9	$1.4	$1.1
Other dealer loans	3.2	3.1	2.9	2.8	2.7	0.1	0.5
Total commercial outstandings	$34.1	$32.7	$31.5	$31.3	$32.5	$1.5	$1.6

U.S. Off-Lease Remarketing(5)
Sales proceeds on scheduled lease terminations (36-month) per vehicle - On-balance sheet	NM	NM	$23,365	$20,608	$20,356	NM	NM
Off-lease vehicles terminated - On-balance sheet (# in units)	12,846	15,180	27,733	55,416	74,109	(2,334)	(61,263)

(1)	Some standard rate loan originations contain manufacturer sponsored cash back rebate incentives. Some lease originations contain rate subvention. While Ally may jointly develop marketing programs for these originations, Ally does not have exclusive rights to such originations under operating agreements with manufacturers

(2)	Includes GM and Chrysler lease originations

(3)	Represents subvented originations inclusive of leases not subject to exclusivity agreements

(4)	Penetration rates and commercial outstandings are based on the trailing four month average end of period dealer stocks

(5)	U.S. off-lease remarketing sales proceeds for 36 month leases are not meaningful (NM) as originations of this lease type were immaterial in 1Q 09 & 2Q 09

2Q 2012 Preliminary Results	10

ALLY FINANCIAL INC. INTERNATIONAL AUTO - CONDENSED FINANCIAL STATEMENTS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.
Income Statement	2Q 12	1Q 12	4Q 11	3Q 11	2Q 11	1Q 12	2Q 11
Net financing revenue
Consumer	$298	$304	$291	$301	$314	$(6)	$(16)
Commercial (1)	90	93	96	111	111	(3)	(21)
Operating leases	5	4	4	3	4	1	1
Other interest income (2)	15	17	20	23	23	(2)	(8)
Total financing revenue and other interest income	408	418	411	438	452	(10)	(44)
Interest expense	234	252	253	270	274	(18)	(40)
Depreciation expense on operating lease assets	3	2	1	1	6	1	(3)
Net financing revenue	171	164	157	167	172	7	(1)
Other revenue
Other income	59	66	64	61	56	(7)	3
Total other revenue	59	66	64	61	56	(7)	3
Total net revenue	230	230	221	228	228	-	2
Provision for loan losses	15	47	23	(2)	7	(32)	8
Noninterest expense
Compensation and benefits	43	44	40	44	44	(1)	(1)
Other operating expenses	100	94	137	97	108	6	(8)
Total noninterest expense	143	138	177	141	152	5	(9)
Income from cont. ops before income tax expense (benefit)	$72	$45	$21	$89	$69	$27	$3

Balance Sheet (Period-End)
Cash, trading and investment securities	$22	$21	$25	$176	$192	$1	$(170)
Finance receivables and loans, net:
Consumer loans	9,826	10,139	9,383	9,198	9,810	(313)	16
Commercial loans (3)	4,368	4,778	4,912	4,778	5,214	(410)	(846)
Allowance for loan losses	(193)	(220)	(182)	(174)	(207)	27	14
Total finance receivables and loans, net	$14,001	$14,697	$14,113	$13,802	$14,817	$(696)	$(816)
Other assets	1,444	1,336	1,367	1,336	1,573	108	(129)
Total assets	$15,467	$16,054	$15,505	$15,314	$16,582	$(587)	$(1,115)

(1)	Includes interest on notes receivable from General Motors and intercompany

(2)	Includes interest-bearing cash

(3)	Includes notes receivable from General Motors and intercompany

2Q 2012 Preliminary Results	11

ALLY FINANCIAL INC. INTERNATIONAL AUTO - KEY STATISTICS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.
Consumer Originations	2Q 12	1Q 12	4Q 11	3Q 11	2Q 11	1Q 12	2Q 11
Germany	$458	$351	$385	$512	$489	$107	$(30)
Brazil	513	525	573	535	481	(12)	32
U.K.	201	394	300	341	159	(193)	42
Mexico	145	158	154	158	140	(14)	5
China (1)	666	558	880	835	716	108	(50)
Other	323	307	333	257	282	16	40
Total Continuing International Operations	$2,306	$2,294	$2,624	$2,638	$2,267	$12	$39

Consumer Origination Statistics (Continuing Operations)
Number of contracts originated (# thousands)	172	156	186	174	150	16	22
Dollar amount of contracts originated	$2,306	$2,294	$2,624	$2,638	$2,267	$12	$39
Dollar amount of retail contracts outstanding at end of period (2)	$9,826	$10,139	$9,383	$9,198	$9,810	$(313)	$16
GM subvented (% based on # of GM units originated) (3)	55%	57%	53%	59%	50%

Mix of retail & lease contract originations (% based on # of units)
New	93%	93%	95%	94%	93%
Used	7%	6%	5%	6%	7%

(1)	Originations in China are part of a joint-venture in which Ally owns a minority interest

(2)	Excludes China JV receivables

(3)	Represents subvented originations inclusive of leases not subject to exclusivity agreements

2Q 2012 Preliminary Results	12

ALLY FINANCIAL INC. INSURANCE - CONDENSED FINANCIAL STATEMENTS AND KEY STATISTICS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.
Income Statement	2Q 12	1Q 12	4Q 11	3Q 11	2Q 11	1Q 12	2Q 11
Insurance premiums and other income
Insurance premiums and service revenue earned	$359	$371	$381	$387	$395	$(12)	$(36)
Investment income	47	82	59	44	70	(35)	(23)
Other income	25	15	12	16	18	10	7
Total insurance premiums and other income	431	468	452	447	483	(37)	(52)
Expense
Insurance losses and loss adjustment expenses	205	155	142	162	221	50	(16)
Acquisition and underwriting expenses
Compensation and benefit expense	24	25	23	19	24	(1)	-
Insurance commission expense	111	116	135	120	122	(5)	(11)
Other expense	48	48	59	35	44	-	4
Total acquisition and underwriting expense	183	189	217	174	190	(6)	(7)
Total expense	388	344	359	336	411	44	(23)
Income from cont. ops before income tax expense	$43	$124	$93	$111	$72	$(81)	$(29)

Balance Sheet (Period-End)
Cash, trading and investment securities	$5,489	$5,587	$5,267	$5,494	$5,688	$(98)	$(199)
Finance receivables and loans, net	5	5	5	5	5	-	-
Premiums receivable and other insurance assets	2,019	2,010	1,970	2,141	2,239	9	(220)
Other assets	724	792	794	575	601	(68)	123
Total assets	$8,237	$8,394	$8,036	$8,215	$8,533	$(157)	$(296)

Key Statistics (Continuing Operations)
Written Premiums
Dealer Products & Services	$283	$250	$232	$280	$277	$33	$6
International(1)	103	123	104	100	120	(21)	(17)
Total written premiums and revenue (2)	$386	$373	$335	$380	$397	$13	$(11)

Loss ratio	54.4%	40.5%	36.3%	40.6%	54.5%
Underwriting expense ratio	48.8%	49.2%	55.8%	43.5%	47.3%
Combined ratio	103.2%	89.7%	92.1%	84.1%	101.7%

(1)	Includes written premiums held at Corporate

(2)	Excludes discontinued operations

2Q 2012 Preliminary Results	13

ALLY FINANCIAL INC. MORTGAGE OPERATIONS (1) - CONDENSED FINANCIAL STATEMENTS AND KEY STATISTICS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.
Income Statement	2Q 12	1Q 12	4Q 11	3Q 11	2Q 11	1Q 12	2Q 11
Net financing revenue
Total financing revenue and other interest income	$181	$259	$269	$289	$291	$(78)	$(110)
Interest expense	148	202	214	214	222	(54)	(74)
Net financing revenue	33	57	55	75	69	(24)	(36)
Servicing fees	186	280	291	296	300	(94)	(114)
Servicing asset valuation and hedge activities, net	(73)	9	(126)	(471)	(105)	(82)	32
Total servicing income, net	113	289	165	(175)	195	(176)	(82)
Gain on mortgage loans, net	128	131	150	57	97	(3)	31
Other income, net of losses	127	127	69	19	30	-	97
Total other revenue	368	547	384	(99)	322	(179)	46
Total net revenue	401	604	439	(24)	391	(203)	10
Provision for loan losses	21	27	35	31	37	(6)	(16)
Noninterest expense
Compensation and benefits expense	75	124	112	87	100	(49)	(25)
Representation and warranty expense	16	19	44	69	184	(3)	(169)
Other operating expense	265	243	506	198	195	22	71
Total noninterest expense	356	386	662	354	479	(30)	(123)
Income (loss) from cont. ops before income tax expense	$24	$191	$(258)	$(409)	$(125)	$(167)	$149

Balance Sheet (Period-End)
Cash, trading and investment securities	$-	$685	$652	$673	$730	$(685)	$(730)
Loans held-for-sale	1,377	6,047	8,112	8,254	7,168	(4,670)	(5,791)
Finance receivables and loans, net:
Consumer loans	9,823	10,790	10,828	11,109	11,358	(967)	(1,535)
Commercial loans	1,146	1,418	1,925	1,642	1,254	(272)	(108)
Allowance for loan losses	(473)	(518)	(532)	(542)	(566)	45	93
Total finance receivables and loans, net	$10,496	$11,690	$12,221	$12,209	$12,046	$(1,194)	$(1,550)
Mortgage servicing rights	1,105	2,595	2,519	2,663	3,701	(1,490)	(2,596)
Other assets	4,168	9,062	10,402	11,703	7,678	(4,894)	(3,510)
Total assets	$17,146	$30,079	$33,906	$35,502	$31,323	$(12,933)	$(14,177)

Key Statistics ($ in billions)
Mortgage loan production
Prime conforming	$4.9	$6.6	$13.7	$13.3	$10.6	$(1.7)	$(5.7)
Prime non-conforming	0.6	0.5	0.5	0.5	0.3	0.1	0.3
Government	0.5	1.5	2.3	1.8	1.5	(1.0)	(1.0)
Total mortgage loan production	$5.9	$8.6	$16.5	$15.6	$12.3	$(2.6)	$(6.4)

(1)	Mortgage Operations includes ResCap results prior to the May 14, 2012 deconsolidation

2Q 2012 Preliminary Results	14

ALLY FINANCIAL INC. CORPORATE AND OTHER - CONDENSED FINANCIAL STATEMENTS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.
Income Statement	2Q 12	1Q 12	4Q 11	3Q 11	2Q 11	1Q 12	2Q 11
Net financing loss
Total financing revenue and other interest income	$43	$38	$24	$26	$41	$5	$2
Interest expense
Core original issue discount amortization	96	108	137	225	254	(11)	(158)
Other interest expense	229	277	222	212	213	(49)	16
Total interest expense	325	385	359	437	467	(60)	(142)
Net financing loss	(282)	(347)	(335)	(411)	(426)	65	144
Other revenue
Loss on extinguishment of debt (1)	-	-	-	-	(25)	-	25
Other gain on investments, net	36	24	6	48	40	12	(4)
Other income, net of losses	(57)	23	12	(8)	92	(80)	(149)
Total other (expense) revenue	(21)	47	18	40	107	(68)	(128)
Total net expense	(303)	(300)	(317)	(371)	(319)	(3)	16
Provision for loan losses	(23)	(12)	(19)	(4)	(49)	(11)	26
Noninterest expense
Compensation and benefits expense	139	163	152	51	136	(24)	3
Other operating expense (2)	1,200	(15)	1	30	(22)	1,215	1,222
Total noninterest expense	1,339	148	153	81	114	1,191	1,225
Loss from cont. ops before income tax (benefit) expense	$(1,619)	$(436)	$(451)	$(448)	$(384)	$(1,183)	$(1,235)

Balance Sheet (Period-End)
Cash, trading and investment securities	$23,981	$22,623	$22,847	$24,544	$24,563	$1,358	$(582)
Loans held-for-sale	-	-	20	27	-	-	-
Finance receivables and loans, net
Consumer loans	-	-	-	1	-	-	-
Commercial loans (3)	2,379	1,167	1,152	1,108	1,186	1,212	1,193
Allowance for loan losses	(48)	(52)	(53)	(67)	(69)	4	21
Total finance receivables and loans, net	2,331	1,115	1,099	1,042	1,117	1,216	1,214
Other assets	6,471	5,191	5,675	6,780	5,828	1,280	643
Total assets	$32,783	$28,929	$29,641	$32,393	$31,508	$3,854	$1,275

OID Amortization Schedule	2012	2013	2014	2015 and After
Remaining Core OID Amortization (as of 6/30/2012)	$132	$249	$176	Avg / Yr = $52

(1)	Includes $20 million of accelerated OID amortization in 2Q11

(2)	Includes a reduction of $173 million and $386 million, for the three months and six months ended June 30, 2012, and $208 million and $408 million for the three months and six months ended June 30, 2011, related to the allocation of corporate overhead expenses to other segments. The receiving segments record their allocation of corporate overhead expense within other operating expense. 2Q12 other operating expense includes the $1,192 million charge recorded for ResCap actions

(3)	Includes Intercompany

2Q 2012 Preliminary Results	15

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.
Asset Quality - Consolidated (1)	2Q 12	1Q 12	4Q 11	3Q 11	2Q 11	1Q 12	2Q 11
Ending loan balance	$119,913	$118,986	$113,920	$107,871	$109,779	$927	$10,134
30+ Accruing DPD	$932	$802	$1,038	$972	$979	$130	$(48)
30+ Accruing DPD %	0.8%	0.7%	0.9%	0.9%	0.9%
Non-performing loans (NPLs)	$995	$845	$906	$977	$1,191	$150	$(196)
Net charge-offs (NCOs)	$88	$107	$120	$123	$121	$(19)	$(33)
Net charge-off rate (2)	0.29%	0.37%	0.43%	0.45%	0.45%

Provision for loan losses	$29	$140	$6	$50	$50	$(111)	$(21)
Allowance for loan losses (ALLL)	$1,427	$1,546	$1,503	$1,621	$1,739	$(119)	$(312)

ALLL as % of Loans (3)	1.2%	1.3%	1.3%	1.5%	1.6%
ALLL as % of NPLs (3)	143.4%	182.9%	166.0%	165.8%	146.0%
ALLL as % of NCOs (3)	405.2%	361.2%	313.8%	329.3%	358.0%

(1)	Loans within this table are classified as held-for-investment recorded at historical cost as these loans are included in our allowance for loan losses

(2)	Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding finance receivables and loans excluding loans measured at fair value and loans held-for-sale

(3)	ALLL coverage ratios are based on the allowance for loan losses related to loans held-for-investment excluding those loans held at fair value as a percentage of the unpaid principal balance, net of premiums and discounts

2Q 2012 Preliminary Results	16

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION, CONTINUED

($ in millions)

North American Auto	QUARTERLY TRENDS					CHANGE VS.
Consumer	2Q 12	1Q 12	4Q 11	3Q 11	2Q 11	1Q 12	2Q 11
Allowance for loan losses	$611	$654	$628	$724	$763	$(43)	$(151)
Total consumer loans	$58,310	$57,075	$54,076	$50,507	$48,925	$1,236	$9,385
Coverage ratio	1.0%	1.1%	1.2%	1.4%	1.6%

Commercial
Allowance for loan losses	$102	$102	$108	$114	$134	$(0)	$(33)
Total commercial loans	$34,056	$34,446	$32,475	$30,395	$32,994	$(390)	$1,062
Coverage ratio	0.3%	0.3%	0.3%	0.4%	0.4%

International Auto
Consumer
Allowance for loan losses	$167	$178	$138	$127	$148	$(11)	$19
Total consumer loans	$9,826	$10,139	$9,383	$9,198	$9,810	$(313)	$16
Coverage ratio	1.7%	1.8%	1.5%	1.4%	1.5%

Commercial
Allowance for loan losses	$26	$42	$44	$47	$58	$(15)	$(32)
Total commercial loans	$4,282	$4,656	$4,795	$4,318	$4,717	$(375)	$(436)
Coverage ratio	0.6%	0.9%	0.9%	1.1%	1.2%

Mortgage HFI (1)
Consumer
Allowance for loan losses	$472	$501	$516	$532	$558	$(29)	$(85)
Total consumer loans	$9,823	$9,958	$9,993	$10,269	$10,412	$(135)	$(589)
Coverage ratio	4.8%	5.0%	5.2%	5.2%	5.4%

Non-performing loans	$411	$298	$339	$365	$398	$113	$13
Allowance as a % of NPLs	114.8%	168.2%	152.1%	145.7%	140.0%

Commercial
Allowance for loan losses	$1	$17	$16	$10	$8	$(17)	$(8)
Total commercial loans	$1,146	$1,418	$1,925	$1,642	$1,254	$(272)	$(107)
Coverage ratio	0.1%	1.2%	0.8%	0.6%	0.7%

Non-performing loans	$0	$41	$13	$48	$67	$(41)	$(67)
Allowance as a % of NPLs	NM	41.8%	126.1%	21.0%	12.3%

(1)	ALLL coverage ratios are based on the allowance for loan losses related to loans held-for-investment excluding those loans held at fair value as a percentage of the unpaid principal balance, net of premiums and discounts. Includes ResCap results prior to the May 14, 2012 deconsolidation

2Q 2012 Preliminary Results	17

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION, CONTINUED

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.
Global Auto Delinquencies - Managed Retail Contract Amount (1)	2Q 12	1Q 12	4Q 11	3Q 11	2Q 11	1Q 12	2Q 11
Nuvell delinquent contract $	$77	$68	$131	$126	$149	$9	$(71)
Delinquent contract $ (excluding Nuvell)	$768	$637	$806	$735	$722	$131	$46
% of retail contract $ outstanding	1.23%	1.04%	1.47%	1.43%	1.48%
% of retail contract $ outstanding (excluding Nuvell)	1.13%	0.95%	1.29%	1.25%	1.27%

Global Auto Annualized Credit Losses - Managed Retail Contract Amount
Nuvell credit losses	$5	$10	$16	$17	$14	$(5)	$(9)
Credit losses (excluding Nuvell)	$66	$63	$63	$55	$46	$2	$20
% of avg. managed assets	0.41%	0.44%	0.51%	0.48%	0.41%
% of avg. managed assets (excluding Nuvell)	0.39%	0.39%	0.41%	0.37%	0.33%

North American Auto
Annualized consumer net charge-offs as a % of on-balance sheet assets	0.31%	0.41%	0.51%	0.45%	0.39%
Managed retail contracts over 30 days delinquent	1.21%	0.99%	1.51%	1.41%	1.45%

Repossessions as a % of average number of managed retail contracts outstanding	1.03%	1.30%	1.42%	1.54%	1.36%
Severity of loss per unit sold - Retail
New	$7,156	$7,374	$7,957	$7,584	$7,631	$(218)	$(474)
Used	$5,548	$5,752	$6,129	$6,144	$6,260	$(204)	$(712)

Lease residual value (sales proceeds as % of ALG)	138%	137%	128%	128%	127%

International Auto
Annualized consumer net charge-offs as a % of on-balance sheet assets	1.01%	0.66%	0.46%	0.60%	0.50%
Managed retail contracts over 30 days delinquent	1.35%	1.34%	1.24%	1.57%	1.64%

Repossessions as a % of average number of managed retail contracts outstanding	0.49%	0.49%	0.48%	0.51%	0.64%

(1)	$ Amount of accruing contracts greater than 30 days past due

2Q 2012 Preliminary Results	18

ALLY FINANCIAL INC. CAPITAL

($ in billions)
	QUARTERLY TRENDS					CHANGE VS.
Cost of Funds	2Q 12	1Q 12	4Q 11	3Q 11	2Q 11	1Q 12	2Q 11
Ally Financial's worldwide cost of borrowing (incl. OID)	3.6%	4.0%	3.9%	4.2%	4.6%
Ally Financial's worldwide cost of borrowing (excl. OID)	3.2%	3.6%	3.5%	3.6%	3.8%

Capital
Risk-weighted assets	$147.9	$158.5	$154.3	$149.7	$151.0	$(10.6)	$(3.1)

Tier 1 capital ratio	13.7%	13.5%	13.7%	14.3%	14.6%
Tier 1 common capital ratio	7.3%	7.5%	7.6%	8.0%	8.4%
Total risk-based capital ratio	14.7%	14.5%	14.7%	15.5%	15.9%

Tangible common equity / Tangible assets	6.1%	6.6%	6.5%	6.8%	7.3%
Tangible common equity / Risk-weighted assets	7.4%	7.7%	7.7%	8.2%	8.6%

Shareholders’ equity	$18.4	$19.7	$19.4	$19.7	$20.4	$(1.3)	$(2.0)
less: Goodwill and certain other intangibles	(0.5)	(0.5)	(0.5)	(0.5)	(0.5)	-	-
Unrealized (gains) losses and other adjustments	(0.2)	(0.3)	(0.3)	(0.3)	(0.3)	0.1	0.1
Trust preferred securities	2.5	2.5	2.5	2.5	2.5	-	-
Tier 1 capital	$20.2	$21.4	$21.2	$21.5	$22.1	$(1.2)	$(1.9)

Tier 1 capital	$20.2	$21.4	$21.2	$21.5	$22.1	$(1.2)	$(1.9)
less: Preferred equity	(6.9)	(6.9)	(6.9)	(6.9)	(6.9)	-	-
Trust preferred securities	(2.5)	(2.5)	(2.5)	(2.5)	(2.5)	-	-
Tier 1 common capital (1)	$10.8	$11.9	$11.7	$12.0	$12.6	$(1.1)	$(1.8)

Tier 1 capital	$20.2	$21.4	$21.2	$21.5	$22.1	$(1.2)	$(1.9)
add: Qualifying subordinated debt and redeemable preferred stock	0.2	0.2	0.2	0.2	0.2	-	-
Allowance for loan and lease losses includible in Tier 2 capital and other adjustments	1.3	1.4	1.4	1.5	1.6	(0.1)	(0.3)
Total risk-based capital	$21.7	$23.0	$22.8	$23.2	$24.0	$(1.3)	$(2.3)

Total shareholders' equity	$18.4	$19.7	$19.4	$19.7	$20.4	$(1.3)	$(2.0)
less: Preferred equity	(6.9)	(6.9)	(6.9)	(6.9)	(6.9)	-	-
Goodwill and intangible assets	(0.5)	(0.5)	(0.5)	(0.5)	(0.5)	-	-
Tangible common equity (2)	$10.9	$12.2	$11.9	$12.3	$13.0	$(1.3)	$(2.1)

Total assets	$178.6	$186.4	$184.1	$182.0	$178.9	$(7.8)	$(0.3)
less: Goodwill and intangible assets	(0.5)	(0.5)	(0.5)	(0.5)	(0.5)	-	-
Tangible assets	$178.1	$185.9	$183.6	$181.4	$178.4	$(7.8)	$(0.3)

Note: Numbers may not foot due to rounding

(1)	We define Tier 1 common as Tier 1 capital less noncommon elements including qualified perpetual preferred stock qualifying minority interest in subsidiaries, and qualifying trust preferred securities. Ally considers various measures when evaluating capital utilization and adequacy, including the Tier 1 common equity ratio, in addition to capital ratios defined by banking regulators. This calculation is intended to complement the capital ratios defined by banking regulators for both absolute and comparative purposes. Because GAAP does not include capital ratio measures, Ally believes there are no comparable GAAP financial measures to these ratios. Tier 1 common equity is not formally defined by GAAP or codified in the federal banking regulations and, therefore, is considered to be a non-GAAP financial measure. Ally believes the Tier 1 common equity ratio is important because we believe analysts and banking regulators may assess our capital adequacy using this ratio. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry.

(2)	We define tangible common equity as common stockholders’ equity less goodwill and identifiable intangible assets (other than mortgage servicing rights), net of deferred tax liabilities. Ally considers various measures when evaluating capital adequacy, including tangible common equity. Tangible common equity is not formally defined by GAAP or codified in the federal banking regulations and, therefore, is considered to be a non-GAAP financial measure. Ally believes that tangible common equity is important because we believe analysts and banking regulators may assess our capital adequacy using this measure. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry.

2Q 2012 Preliminary Results	19

ALLY FINANCIAL INC. LIQUIDITY

($ in billions)
	2Q 12		1Q 12		CHANGE
Available Liquidity	Parent (1)	Ally Bank	Parent (1)	Ally Bank	Parent (1)	Ally Bank
Cash and cash equivalents	$11.4	$3.4	$6.8	$4.4	$4.6	$(1.0)
Highly liquid securities (2)	-	5.0	0.2	5.4	(0.2)	(0.4)
Current committed unused capacity (3)	10.0	7.5	12.0	6.7	(2.0)	0.8
Subtotal	$21.4	$15.9	$19.0	$16.5	$2.4	$(0.6)
Ally Bank intercompany loan (4)	2.4	(2.4)	3.0	(3.0)	(0.6)	0.6
Total Current Available Liquidity	$23.8	$13.5	$22.0	$13.5	$1.8	$0.0
Forward commited unused capacity (5)	2.0	-	2.5	-	(0.5)	-
Total Available Liquidity	$25.8	$13.5	$24.5	$13.5	$1.3	$0.0

						2017 and
Unsecured Long-Term Debt Maturity Profile	2012	2013	2014	2015	2016	After
Consolidated remaining maturities (6)	$9.9	$2.3	$5.8	$4.5	$1.5	$20.4

(1)	Parent defined as Ally Consolidated less Ally Bank, ResCap (deconsolidated as of 05/14/12) and Insurance (not shown)

(2)	Includes UST, Agency debt and Agency MBS

(3)	Includes equal allocation of shared unused capacity totaling $3.8 billion in 2Q 2012 and $3.8 billion in 1Q 2012 which can be used by Ally Bank or the Parent (including a Mexican subsidiary)

(4)	To optimize use of cash and secured facility capacity between entities, Ally Financial lends cash to Ally Bank from time to time under an intercompany loan agreement. Amounts outstanding on this loan are repayable to Ally Financial at any time, subject to 5 days notice

(5)	Represents capacity from certain foward purchase commitments and committed secured facilites that are generally reliant upon the origination of future automotive receivables over the next 12 months

(6)	Excludes OID amortization

2Q 2012 Preliminary Results	20

ALLY FINANCIAL INC. DEPOSITS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.
Key Statistics	2Q 12	1Q 12	4Q 11	3Q 11	2Q 11	1Q 12	2Q 11
Average retail CD maturity (months)	28.8	28.2	27.2	26.1	25.3	0.6	3.5
Average retail deposit rate	1.41%	1.46%	1.52%	1.57%	1.58%

CD balances up for renewal	$3,176	$2,702	$1,896	$1,538	$2,239	$474	$937
CD balances retained (1)	2,858	2,457	1,746	1,403	1,972	401	886
Retention rate	90%	91%	92%	91%	88%

Ally Financial Deposits Levels
Ally Bank retail	$30,404	$29,323	$27,685	$26,254	$24,562	$1,081	$5,842
Ally Bank brokered	9,905	9,884	9,890	9,911	9,903	21	2
ResMor	3,491	3,519	3,367	3,327	3,359	(28)	132
Other	4,191	4,480	4,108	4,834	4,438	(289)	(247)
Total deposits	$47,991	$47,206	$45,050	$44,326	$42,262	$785	$5,729

(1)	Retention includes balances retained in any Ally Bank product

2Q 2012 Preliminary Results	21

ALLY FINANCIAL INC. ALLY BANK CONSUMER MORTGAGE HFI PORTFOLIO (PERIOD-END)

($ in billions)

	HISTORICAL QUARTERLY TRENDS
Loan Value	2Q 12	1Q 12	4Q 11	3Q 11	2Q 11
Gross carry value	$9.8	$9.7	$9.7	$9.8	$9.9
Net carry value	$9.3	$9.3	$9.3	$9.3	$9.4

Estimated Pool Characteristics
% Prime jumbo (> 1/1/2009)	34.5%	31.2%	29.1%	27.0%	24.9%
% Second lien	12.8%	13.4%	13.9%	14.5%	14.9%
% Interest only	25.9%	29.1%	30.3%	31.5%	33.2%
% 30+ Day delinquent	3.2%	3.3%	3.3%	3.3%	3.4%
% Low/No documentation	14.9%	15.6%	16.0%	16.5%	17.0%
% Non-primary residence	3.9%	3.9%	4.0%	4.0%	4.1%
Refreshed FICO	730	728	730	730	730
Wtd. Avg. LTV/CLTV (1)	90.4%	91.8%	90.7%	91.2%	91.9%
Higher risk geographies (2)	39.2%	38.6%	38.2%	38.2%	38.4%

(1)	Updated home values derived using a combination of appraisals, BPOs, AVMs and MSA level house price indices

(2)	Includes CA, FL, MI and AZ

2Q 2012 Preliminary Results	22

ALLY FINANCIAL INC. MORTGAGE REPURCHASE OUTSTANDING CLAIMS

($ in millions)

Mortgage Repurchase Outstanding Claims (1) (2) (3)	2Q 11	3Q 11	4Q 11	1Q 12	2Q 12
Beginning balance	$73	$67	$68	$46	$55
New claims (4)	105	97	66	87	107
Rescinded claims	(60)	(58)	(31)	(40)	(31)
Paid claims	(52)	(27)	(58)	(39)	(49)
Adjustments	1	(11)	1	(0)	1
Ending balance	$67	$68	$46	$55	$82

(1)	Includes demands that Ally has requested to be rescinded but which have not been agreed to by the investor

(2)	Represents original UPB of loans and make-whole amounts related to unresolved claims and does not represent expected losses

(3)	Presented on a pro-forma basis to reflect claims against Ally Bank serviced loans that were previously the economic obligation of Rescap due to swap arrangement between ResCap and Ally Bank. Ally Bank did not begin recognizing the obligation for paid claims until swap agreement was terminated on May 1, 2012. Actual 2Q original UPB for paid claims by Ally Bank was $28 million

(4)	The GSEs implemented a process change in 1Q12 whereby a greater percentage of information requests are submitted as repurchase claims

2Q 2012 Preliminary Results	23

ALLY FINANCIAL INC. OWNERSHIP

($ in millions)

Common Ownership as of 2Q 12

Other Tier 1 Capital as of 2Q 12

		Liquidation	Book
Series	Owner	Preference	Value
Trust Preferred Securities (1)	Investors	$2,667	$2,543
Series F-2 Mandatory Convertible Preferred (1)	U.S. Treasury	$5,938	$5,685
Series G Perpetual Preferred	Investors	$2,577	$234
Series A Perpetual Preferred	Investors	$1,022	$1,021

(1)	Includes exercised warrants

2Q 2012 Preliminary Results	24